Confidential

--------------------------------------------------------------------------------

                         Community Care of America, Inc.

                     Presentation to the Board of Directors

                                  July 31, 1997

                                SMITH BARNEY INC.

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




                                  Confidential

                  Materials Presented to the Board of Directors
                                       of
                         Community Care of America, Inc.

The following pages contain material provided to the Board of Directors of Community Care of America, Inc. ("CCA" or the "Company") by Smith Barney Inc. ("Smith Barney") in the context of meetings of the Board of Directors held to evaluate the potential transaction involving Integrated Health Services ("IHS"). The accompanying material was compiled or prepared on a confidential basis solely for the use of the Board of Directors of CCA and not with a view toward public disclosure under state and federal securities laws or otherwise. The information contained in this material was obtained from CCA, IHS and other sources. Any estimates and projections for CCA and IHS contained herein have been prepared by the respective managements, or are based upon estimates and projections, and involve numerous and significant subjective determinations, which may or may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past or the future. Neither CCA nor Smith Barney nor their respective legal or financial advisors or accountants take any responsibility for the accuracy of completeness of any of the material when used by persons other than the Board of Directors of CCA.

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Table of Contents

                                                                         TAB
                                                                         ---
  Overview
  Overview of Transaction ..............................................  1
  Current Situation Overview............................................  2
  CCA Trading Analysis..................................................  3
  Process Overview / Financing History .................................  4

  Valuation Summary
  CCA Stand Alone Model.................................................  5
  CCA Valuation Summary.................................................  6
  Valuation Matrix......................................................  7

  Appendix
  Comparable Companies Trading Analysis ................................  8
  Precedent Transactions Analysis.......................................  9
  Ownership Information................................................. 10
  Profile of Integrated Health Services................................. 11

--------------------------------------------------------------------------------

                            Overview of Transaction

--------------------------------------------------------------------------------

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Overview of Transaction



Community Care of America, Inc. (NASDAQ: CCAI) ("CCA" or the "Company"), a $131.0 million revenues operator of skilled nursing facilities in rural communities, intends to be acquired by Integrated Health Services (collectively with its subsidiaries and affiliates, "IHS"), a publicly traded post acute care company. The transaction is described below:



Purchaser:              Integrated Health Services

Purchase Price:         $4.00 per Share

Transaction Structure:  Cash Tender Offer


Closing Conditions:     Minimum tender offer acceptance of a majority of the Company's voting shares
                        Regulatory approvals (i.e. Hart Scott Rodino) and other customary conditions
                        No material adverse changes

Option Treatment: Holders of CCA options entitled to receive a cash amount equal to the spread between the offer price and the exercise price of such options and such options will be canceled.

Break-up Fee:           $1 million payable by CCA to IHS under certain circumstances (representing 1% of transaction value)

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                           Current Situation Overview

--------------------------------------------------------------------------------

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================

Accounts Payable Overview

     The following are contingent obligations which occurred under previous management and must be satisfied to prevent a significant disruption to CCA's business. Although management is working to secure additional financing, CCA does not currently have the resources to meet these obligations.

              Item                           Description                                             Status
---------------------------------- ----------------------------------------  -----------------------------------------------------
 CMS Therapies - $650,000          Provider of therapy services               Has rejected CCA's payment proposals and has won
                                                                              the legal right to seize full amount from CCA's bank
                                                                              account.

 Merrill Corporation - $300,000    Provider of corporate printing services    Has rejected CCA's payment proposals and has won
                                                                              the legal right to seize full amount from CCA's bank
                                                                              account.

 Sandy River Group - $1,000,000    Owners of long-term care facilities in     Full amount due by September 1997 with no extension
                                   Maine with which CCA terminated its        opportunities.
                                   management agreement.

 Parker, Chapin - $450,000         Former corporate counsel                   Currently 18 months past due.


In addition, most of CCA's vendors are stretched to the maximum capacity and will not offer the company additional credit.

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================

Monthly Cash Receipts and Disbursements
(In Millions)


                                           Actual                                            Projected (1)
                       -------------------------------------------- ---------------------------------------------------------------
                          Jan      Feb      Mar      Apr      May     June     July     Aug      Sept     Oct      Nov       Dec
                       -------- -------- -------- --------  ------- -------- -------- -------- -------- -------- --------  --------
Beginning Cash Balance  $1,709.0 $1,191.0 $1,089.0   $611.0   $582.0 $2,331.0 $2,231.0 $1,940.0 $2,990.0 $2,934.0 $2,123.0  $1,903.0

Cash Receipts
Facility Collections    10,227.0  9,398.0 10,136.0 10,549.0 10,093.0 10,478.0 10,578.0 11,328.0 11,328.0 10,578.0 10,578.0  10,578.0
Revolver                     0.0  1,000.0      0.0  1,500.0    500.0      0.0      0.0      0.0      0.0      0.0      0.0       0.0
HRPT Lease Forgiveness       0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0       0.0
Miscellaneous              184.0    231.0    336.0    282.0    867.0    735.0    389.0    389.0    389.0    389.0    389.0     389.0
                        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  --------
Total Receipts          10,411.0 10,629.0 10,472.0 12,331.0 11,460.0 11,213.0 10,967.0 11,717.0 11,717.0 10,967.0 10,967.0  10,967.0

Disbursements
Payroll & Related        5,645.0  5,109.0  5,022.0  5,180.0  5,076.0  5,054.0  5,645.0  5,054.0  5,054.0  5,645.0  5,054.0   5,645.0
Accounts Payable         2,465.0  4,262.0  4,238.0  4,199.0  2,888.0  4,819.0  4,233.0  4,233.0  4,819.0  4,233.0  4,233.0   4,819.0
Employee Benefits          627.0    273.0    318.0    410.0    476.0    421.0    421.0    421.0    421.0    421.0    421.0     421.0
Capital Expenditures       603.0     19.0    482.0     46.0     20.0      0.0      0.0      0.0      0.0      0.0      0.0       0.0
Lease/Interest Expense   1,213.0    183.0    185.0  1,214.0    709.0    719.0    659.0    659.0  1,179.0  1,179.0  1,179.0   1,179.0
Other                      171.0    224.0    105.0    161.0     92.0      0.0      0.0      0.0      0.0      0.0      0.0       0.0
One-time Payments          205.0    661.0    600.0  1,150.0    450.0    300.0    300.0    300.0    300.0    300.0    300.0     300.0
                        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  --------
Total Disbursements     10,929.0 10,731.0 10,950.0 12,360.0  9,711.0 11,313.0 11,258.0 10,667.0 11,773.0 11,778.0 11,187.0  12,364.0
                        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  --------
Ending Cash Balance     $1,191.0 $1,089.0   $611.0   $582.0 $2,331.0 $2,231.0 $1,940.0 $2,990.0 $2,934.0 $2,123.0 $1,903.0    $506.0
                        ======== ======== ======== ======== ======== ======== ======== ======== ======== ======== ========  ========


(1) Based on Management estimates.

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================

Performance vs Budget Analysis (1)
(Dollars in Millions, Except Per Share Data)

                       For fiscal year ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                      1994               1995                           1996                                      1997
------------------------------------------------------------------------------------------------------------------------------------
                     Actual         Budget   Actual           1996 Budget as of:                   Actual      1997 Budget as of:
------------------------------------------------------------------------------------------------------------------------------------
                      Dec            Aug      Dec       Feb 96    May 96    Aug 96     Nov 96       Dec     Feb 96   Jan 97   Jun 97
------------------------------------------------------------------------------------------------------------------------------------
Revenue              $ 57.5         $ 97.1   $ 94.1   $ 169.5    $152.5     $140.5    $ 139.2     $128.8    $238.5  $133.0  $ 115.5
EBITDAR                 8.5           16.7     15.7      34.4      28.7       28.1       24.5       23.0      48.2    23.5     18.5
EBITDA                  4.7           10.1      9.3      25.9      19.7       19.3       16.0       14.6      38.7    14.2      9.7
EBIT                    3.3            8.0      7.3      19.3      16.3       16.1       13.0       11.9      28.7    11.2      6.5
Net Income              0.4            2.3      2.4       8.2       6.6       14.0       12.5        4.4      11.7     3.6      0.4
EPS(Bef.Ext.items)   $ 0.19         $ 0.42   $ 0.42   $  0.89    $ 0.86     $ 0.86    $  0.68     $ 0.61    $ 1.15  $ 0.47  $  0.05
EPS                  $(0.13)        $ 0.20   $ 0.22   $  0.89    $ 0.86     $(0.69)   $ (0.88)    $(1.87)   $ 1.15  $ 0.47  $(1.55)


(1) Based on Management projections.

--------------------------------------------------------------------------------

                              CCA Trading Analysis

--------------------------------------------------------------------------------

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================

CCA Annotated Stock Price / Volume Traded Analysis


                             [PLOT POINTS TO COME]



                 Daily Prices: August 10, 1995 to July 29, 1997

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================

CCA LTM Stock Price / Volume Traded Analysis




                              [PLOT POINTS TO COME]



                  Daily Prices: July 30, 1996 to July 29, 1997



 Source: IDD Information Services/Tradeline

 Source: IDD Information Services/Tradeline

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================

CCA LTM Traded Volume Analysis


               Percent of Total Volume Traded at Specified Prices
                         July 30, 1996 to July 29, 1997



                              [PLOT POINTS TO COME]


Graph  shows  10,498,700   cumulative  shares,  142%  of  the  7,378,000  shares
outstanding as reported on 7/29/97.

 Source: IDD Information Services/Tradeline

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================

CCA Indexed Stock Price Comparison



                              [PLOT POINTS TO COME]


                      Daily: July 30, 1996 to July 29, 1997



Comparable Companies is a composite of: AVC, BEV, GC, HBR, LCA, MRNR, RHS, RCA, SUMC, SHG, UNHC


Source: IDD Information Services/Tradeline

--------------------------------------------------------------------------------

                      Process Overview / Financing History

--------------------------------------------------------------------------------

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Process Overview

===================================================================================================================
                                   First Process                    Second Process                 Third Process
          Event                    Spring 1996                     Fall/Winter 1996             Spring/Summer 1997
===================================================================================================================
Parties Contacted                       34*                               40                            38
-------------------------------------------------------------------------------------------------------------------
Confidentiality Agreements               6*                               22                            27
Signed
-------------------------------------------------------------------------------------------------------------------
Submitted Initial Indications            4*                                5                             4
of Interest
-------------------------------------------------------------------------------------------------------------------
Conducted Due Diligence                  4*                                3                             4
-------------------------------------------------------------------------------------------------------------------
Submitted Final Bids                     0                                 0                             4
-------------------------------------------------------------------------------------------------------------------
Result                        No viable offers provided        No viable offers provided         Final negotiations
                              for the Company                  for the Company
-------------------------------------------------------------------------------------------------------------------


* 22 of the groups contacted represented financial buyers / investors who considered making minority equity investments in the Company. Of those, 3 signed confidentiality agreements, indicated interest and conducted due diligence.

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Community Care of America Financing History


      [THE FOLLOWING WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL.]


11/93    $60 Million
         HRPT REIT
         Financing

11/93    $8 Million Desai Capital
         Preferred Equity Investment

11/93    $2 Million of Seed
         Capital from
         Bob Elkins and
         other investors

11/93    $70 Million
         LBO of Merit
         West

3/94     $17.5 Million
         Quality
         Acquisition with
         HRPT Financing

8/94     $7.5 Million
         Heller Loan

5/95     3 Million Share
         Initial Public
         Offering at $9.50

5/95     $15 Million Working
         Capital Line with
         NationsBank

10/95    3.2 Million Share
         Secondary
         Offering Pulled

3/96     High Yield Offering
              pulled

3/96-8/96     $10 Million
              HRPT Loan

3/96-8/96     $15.8 Million Southern
              Acquisition with HRPT
              Financing

3/96-8/96     Failed Private Placement
              Effort

3/96-8/96     Failed Strategic
              Alternative Effort

3/96-6/96     Bridge Loan
              Rejected

7/96-9/96     $75 Million High
              Yield Offering
              Canceled

8/96-2/97     Revolving Credit and
              Management agreement
              with IHS

10/96-2/97    Failed Strategic
              Alternative Effort

2/97-7/97     Third Strategic
              Alternative Effort
              Four Final Offers

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Community Care of America Financing History

12/93          $70 million leveraged buy-out of MeritWest:
                  $2.3 million seed capital from Bob Elkins and other founders $8.2 million preferred equity investment by Desai Capital
                       (obtain warrants for 1.3 million shares of common stock
                            at IPO)
                  $6.0 million lease in Health and Retirement Properties Trust
                       (HRPT)

4/94 $17.5 million acquisition of Quality Care $3.3 million debt provided by HRPT $14.2 million lease financing provided by HRPT

7/94           $7.5 million loan from Heller

8/95           $33 million initial public offering:
                  To repay Desai Capital preferred stock (Still hold 1.3 million shares of common)
                  To repay Heller and HRPT indebtedness To fund cash purchase option deposit for acquisition No excess proceeds

8/95           $15 million working capital line arranged with Nations Bank

8/95 - 3/96    CCA stock outperforms the market reaching as high as $16 in
                  February

9/95 - 11/95   William Fillipone, COO, fired and replaced by Debbie Lau

3/96           3.2 million secondary equity offering attempted and pulled due to:
                  Medicare Recertification of a nursing facility in Iowa Disclosure of a significant writedown risk related to a management agreement for ten long-term care facilities in Maine (Sandy River Agreement).

4/96           Ken Creasman, President and CEO, fired and replaced by Gary
                  Singleton

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Community Care of America Financing History

4/96           $10 million loan from HRPT

4/96 - 5/96    Financial/strategic alternative effort failed
                  Discussions with 22 financial investors results in no
                       proposals for investment
                  Discussions with 12 likely strategic buyers results in no
                       proposals for acquisitions
                  Effort to obtain bridge financing rejected

5/96           $15.8 million acquisition of Southern Care
                  $15.8 million lease financing provided by HRPT

6/96           $19.2 million writedown to clean-up balance sheet
                  $8.9 million to write off the lost purchase option deposit and uncollectable management fees from the Sandy River Agreement
                  $4.4 million in FASB 121 write downs related to impaired
                       assets from shut down operations
                  $5.9 million in write downs relates restructuring and exit costs related to other closed facilities

7/96           High yield offering attempted and canceled

8/96 - 9/96    High yield offering attempted and canceled
                  Smith Barney and Bankers Trust began process to raise $75
                       million
                  Further due diligence  exposed lack of operating cash flows to support additional indebtedness. Offering canceled.

11/96 - 12/96 Attempts to sell CCA to strategic or financial players fails 40 parties contacted Due diligence by interested parties resulted in no viable proposals

12/96 Desai Capital vacates its two seats on the board of directors Replaces Nations Bank working capital facility with Daiwa
                  Securities
               $5 million revolving credit facility with Integrated Health
                  Services secured

5/97              -  7/97  Third  strategic   alternative   efforts  38  parties
                  contacted Four final bids received

--------------------------------------------------------------------------------

                             CCA Stand Alone Model

--------------------------------------------------------------------------------

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Florida Income Statement
(In Million, Except Per Share Data)

                                                    Actual                                       Projected (1)
                                               ----------------      ---------------------------------------------------------------
Fiscal Year End 12/31                           1995      1996        1997        1998       1999       2000       2001       2002
                                               -----     ------      ------      ------     ------     ------     ------     ------
Sales                                          $94.2     $127.5      $115.5      $117.4     $129.2     $142.1     $156.3     $171.9
Cost of Goods Sold                              73.7      111.2        94.7        91.9      101.1      111.2      122.3      134.5
                                               -----     ------      ------      ------     ------     ------     ------     ------
  Gross Profit                                  20.5       16.3        20.7        25.5       28.1       30.9       34.0       37.4

SG&A                                             4.8        5.2         2.2         2.5        2.8        3.0        3.3        3.7
                                               -----     ------      ------      ------     ------     ------     ------     ------
  EBITDAR                                       15.7       11.1        18.5        23.0       25.3       27.9       30.7       33.7
Lease/Rent Expense                               6.4        9.0         8.8         7.7        7.8        7.8        7.8        7.8
                                               -----     ------      ------      ------     ------     ------     ------     ------
  EBITDA                                         9.3        2.1         9.7        15.3       17.6       20.1       22.9       25.9

Depreciation                                     2.0        3.0         2.7         2.4        2.6        2.7        2.8        2.9
Amortization                                     0.0        0.0         0.6         0.6        0.6        0.6        0.6        0.6
                                               -----     ------      ------      ------     ------     ------     ------     ------
  EBIT                                           7.3       (0.9)        6.5        12.3       14.5       16.9       19.5       22.4

Interest Expense (net)                           3.8        5.3         5.8         5.4        4.9        4.2        3.1        2.2
Minority Interest Expense                        0.0        0.0         0.0         0.0        0.0        0.0        0.0        0.0
Other Non-Operating Expense                      0.0        0.0         0.0         0.0        0.0        0.0        0.0        0.0
                                               -----     ------      ------      ------     ------     ------     ------     ------
  Pre-Tax Income                                 3.5       (6.2)        0.6         6.9        9.6       12.7       16.4       20.2

Provision for Taxes                              1.0       (2.4)        0.2         2.6        3.6        4.8        6.2        7.7
                                               -----     ------      ------      ------     ------     ------     ------     ------
  Net Income                                     2.4       (3.8)        0.4         4.3        6.0        7.9       10.2       12.6

Preferred Dividends                              0.4        0.0         0.0         0.0        0.0        0.0        0.0        0.0
                                               -----     ------      ------      ------     ------     ------     ------     ------
Net Income to Common                            $2.0      ($3.8)       $0.4        $4.3       $6.0       $7.9      $10.2      $12.6
                                               =====     ======      ======      ======     ======     ======     ======     ======
Number of Shares Outstanding                     4.8        7.4         8.1         8.1        8.1        8.1        8.1        8.1
Fully Diluted E.P.S                            $0.42     ($0.52%)     $0.05       $0.53      $0.73      $0.97      $1.25      $1.55

Margin & Growth Rate Analysis
-----------------------------
  Revenue Growth                                 NM       35.4%       (9.4%)       1.7%      10.0%      10.0%      10.0%      10.0%
  COGS as a % of Sales                         78.2%      87.2%       82.0%       78.2%      78.2%      78.2%      78.2%      78.2%
  Cross Margin                                 21.8%      12.8%       18.0%       21.8%      21.8%      21.8%      21.8%      21.8%
  SC&A as a % of Sales                          5.1%       4.1%        1.9%        2.1%       2.1%       2.1%       2.1%       2.1%
  Lease/Rent Expense as a % of Sales            6.8%       7.1%        7.6%        6.6%       6.0%       5.5%       5.0%       4.5%
  EBITDAR Margin                               16.7%       8.7%       16.1%       19.6%      19.6%      19.6%      19.6%      19.6%
  EBITDA Margin                                 9.9%       1.7%        8.4%       13.0%      13.6%      14.2%      14.6%      15.1%
  EDIT Margin                                   7.7%        NM         5.6%       10.5%      11.2%      11.9%      12.5%      13.1%
  Effective Tax Rate                           30.0%        NM        38.0%       38.0%      38.0%      38.0%      38.0%      38.0%
  Pre-Tax Margin                                3.7%        NM         0.6%        5.8%       7.4%       8.9%      10.5%      11.8%
  Net Margin                                    2.2%        NM         0.3%        3.6%       4.6%       5.5%       6.5%       7.3%
  Net Income  Growth                             NM     (288.9%)        NM       979.6%      39.8%      32.0%      29.4%      23.5%


(1) Based on Company projections, excludes extraordinary items and one-time charges.

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Florida Cash Flow Statement
(In Millions)

                                                                                             Projected (1)
                                                                   ----------------------------------------------------------------
Fiscal Year End 12/31                                               1997        1998       1999        2000        2001        2002
                                                                    -----      -----      -----       -----       -----       -----
Cash Flow From Operations
Net Income                                                         ($11.8)      $4.3       $6.0        $7.9       $10.2       $12.6
Depreciation                                                          2.7        2.4        2.6         2.7         2.8         2.9
Amortization of Existing Goodwill                                     0.4        0.4        0.4         0.4         0.4         0.4
Amortization of Intangible Assets                                     0.1        0.1        0.1         0.1         0.1         0.1
Deterred Taxes                                                        0.0        0.0        0.0         0.0         0.0         0.0
Minority Interest                                                     0.0        0.0        0.0         0.0         0.0         0.0
Change in Working Capital                                            (4.3)      (0.6)       0.1         0.2         0.2         0.2
Change in Other Assets                                                4.0        0.0        0.0         0.0         0.0         0.0
Change in Other Liabilities                                           0.0        0.0        0.0         0.0         0.0         0.0
                                                                    -----      -----      -----       -----       -----       -----
  Cash Provided/(Used) by Operating Activities                      ($8.8)      $6.6       $9.2       $11.2       $13.7       $16.2

Cash Flow From Investing Activities
Capital Expenditures                                                 10.7       (2.2)      (2.3)       (2.4)       (2.5)       (2.6)
Goodwill                                                              1.0        0.0        0.0         0.0         0.0         0.0
Intangible Assets                                                     0.1        0.0        0.0         0.0         0.0         0.0
                                                                    -----      -----      -----       -----       -----       -----
  Cash Provided / (Used) by Investing Activities                    $11.9      ($2.2)     ($2.3)      ($2.4)      ($2.5)      ($2.6)

Cash Flow From Financing Activities
Change in Existing Senior Debt Florida                                2.9       (1.5)      (1.3)       (8.3)      (11.3)       (5.7)
Change in Existing Subordinated Debt Florida                          0.0        0.0        0.0         0.0         0.0         0.0
Change in Existing Preferred Stock                                    0.0        0.0        0.0         0.0         0.0         0.0
Dividend Paid to Common Shareholders                                  0.0        0.0        0.0         0.0         0.0         0.0
Change in Common Equity                                               0.0        0.0        0.0         0.0         0.0         0.0
                                                                    -----      -----      -----       -----       -----       -----
  Cash Provided/(Used) by Financing Activities                        2.9       (1.5)      (1.3)       (8.3)      (11.3)      (15.7)
                                                                    -----      -----      -----       -----       -----       -----

(Deficiency)/Excess Cash                                              6.0        3.0        5.7         0.6        (0.1)        7.9
(Payments) / Borrowings on Revolver                                  (6.0)      (3.0)      (5.0)       (0.5)        0.0         0.0
                                                                    -----      -----      -----       -----       -----       -----
  Total Change In Cash                                              ($0.0)     ($0.0)      $0.7        $0.1       ($0.1)       $7.9
                                                                    =====      =====      =====       =====       =====       =====

Beginning Cash Balance                                                1.7        1.7        1.6         2.3         2.4         2.3
Change In Cash                                                       (0.0)      (0.0)       0.7         0.1        (0.1)        7.9
                                                                    -----      -----      -----       -----       -----       -----
Ending Cash Balance                                                  $1.7       $1.6       $2.3        $2.4        $2.3       $10.1
                                                                    =====      =====      =====       =====       =====       =====

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Florida Balance Sheet
(In Millions)


                                                                    Actual                           Projected (1)
                                                              ----------------   ---------------------------------------------------
Fiscal Year End 12/31                                          1995      1996     1997     1998     1999     2000     2001     2002
                                                              ------    ------   ------   ------   ------   ------   ------   ------
Assets
Cash and Cash Equivalents                                       $2.5      $1.7     $1.7     $1.6     $2.3     $2.4     $2.3    $10.1
Accounts Receivable                                             12.9      16.4     14.9     14.5     15.9     17.5     19.3     21.2
Inventory                                                        1.5       1.8      1.6      1.6      1.8      2.0      2.2      2.4
Other Current Assets                                             3.7       1.1      1.0      1.0      1.1      1.2      1.3      1.5
                                                               -----    ------    -----    -----    -----    -----    -----    -----
  Total Current Assets                                          20.6      21.0     19.2     18.7     21.1     23.1     25.0     35.2

Net Property, Plant & Equipment                                 54.3      58.4     45.0     44.7     44.4     44.1     43.9     43.6
Existing Goodwill                                                3.3      13.7     12.2     11.8     11.4     11.0     10.5     10.1
Other Intangible Assets                                          0.9       1.1      0.8      0.7      0.5      0.4      0.3      0.1
Other Assets                                                    14.1       8.0      4.0      4.0      4.0      4.0      4.0      4.0
                                                               -----    ------    -----    -----    -----    -----    -----    -----
  Total Assets                                                 $93.3    $102.1    $81.2    $79.9    $81.4    $82.5    $83.7    $93.0
                                                               =====    ======    =====    =====    =====    =====    =====    =====

Liabilities and Shareholders' Equity
Bank Revolver                                                   $8.4     $14.5     $8.5     $5.5     $0.5     $0.0     $0.0     $0.0
Accounts Payable                                                 8.9      15.6     12.5     11.3     12.5     13.7     15.1     16.6
Other Current Liabilities                                        6.0      10.0      7.1      7.2      7.9      8.7      9.6     10.5
                                                               -----    ------    -----    -----    -----    -----    -----    -----
  Total Current Liabilities                                     23.3      40.1     28.0     24.0     20.9     22.4     24.6     27.1

Other Liabilities                                                0.0       0.0      0.0      0.0      0.0      0.0      0.0      0.0
Deferred Tax                                                     9.3       0.2      0.2      0.2      0.2      0.2      0.2      0.2

Existing Senior Debt Florida                                    27.3      45.9     48.8     47.3     46.0     37.7     26.4     20.7
Existing Subordinated Debt Florida                               0.0       0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                                               -----    ------    -----    -----    -----    -----    -----    -----
  Total Tong Term Debt                                          27.3      45.9     48.8     47.3     46.0     37.7     26.4     20.7
                                                               -----    ------    -----    -----    -----    -----    -----    -----
  Total Liabilities                                             59.9      86.1     76.9     71.4     67.0     60.3     51.2     48.0

Minority Interest                                                0.0       0.0      0.0      0.0      0.0      0.0      0.0      0.0
Existing Preferred Stock                                         0.0       0.0      0.0      0.0      0.0      0.0      0.0      0.0
Common Equity                                                   33.4      16.0      4.2      8.5     14.4     22.3     32.4     45.0
                                                               -----    ------    -----    -----    -----    -----    -----    -----
  Total Liabilities and Equity                                 $93.3    $102.1    $81.2    $79.9    $81.4    $82.5    $83.7    $93.0
                                                               =====    ======    =====    =====    =====    =====    =====    =====

Total Debt                                                     $35.7     $60.4    $57.3    $52.8    $46.5    $37.7    $26.4    $20.7
Total Debt, Preferred & Minority Interest                       35.7      60.4     57.3     52.8     46.5     37.7     26.4     20.7
Net Debt, Preferred & Minority Interest                         68.8      58.7     55.6     51.1     44.2     35.3     24.2     10.6
Total Book Equity                                               33.4      16.0      4.2      8.5     14.4     22.3     32.4     45.0
Total Book Capitalization                                       69.1      76.4     61.5     61.2     60.9     60.0     58.9     65.7


Balance Sheet Check                                           0.0000    0.0000   0.0000   0.0000   0.0000   0.0000   0.0000   0.0000

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Florida Working Capital Analysis
(In Millions)

                                                           Actual                               Projected (1)
                                                       ---------------     -------------------------------------------------------
Fiscal Year End 12/31                                   1995      1996      1997      1998      1999     2000       2001     2002
                                                       -----     -----     -----     -----     -----     -----     -----    ------
Operating Statistics
Days Receivables (Days)                                 50.1      47.0      47.1      45.0      45.0      45.0      45.0     45.0
Inventory Turns (Times)                                48.0x     63.1x     59.4x     56.6x     56.6x     56.7x     56.7x    56.7x
Other Current Assets / Sales                            3.9%      0.9%      0.9%      0.9%      0.9%      0.9%      0.9%     0.9%
Days Payables (Days)                                    43.9      51.2      48.0      45.0      45.0      45.0      45.0     45.0
Other Current Liabilities/ Sales                        6.4%      7.8%      6.1%      6.1%      6.1%      6.1%      6.1%     6.1%

Change in Working Capital
Increase (Decrease) in Accounts Receivable                        $3.5     ($1.5)    ($0.4)     $1.4      $1.6      $1.8      $1.9
Increase (Decrease) in Inventory                                   0.2      (0.2)      0.0       0.2       0.2       0.2       0.2
Increase (Decrease) in Other Current Assets                       (2.6)     (0.1)      0.0       0.1       0.1       0.1       0.1
Decrease (Increase) in Accounts Payable                           (6.7)      3.1       1.1      (1.1)     (1.2)     (1.4)     (1.5)
Decrease (increase) in Other Current Liabilities                  (4.0)      2.9      (0.1)     (0.7)     (0.8)     (0.9)     (1.0)
                                                                 -----     -----     -----     -----     -----     -----    ------
  Increase (Decrease) in Net Working Capital                     ($9.6)     $4.3      $0.6     ($0.1)    ($0.2)    ($0.2)    ($0.2)
                                                                 =====     =====     =====     =====     =====     =====    ======

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Florida Debt & Preferred
(In Millions)

                                                                      Actual                          Projected (1)
                                                                 ---------------     --------------------------------------------
Fiscal Year End 12/31                                            1996       1997      1998      1999      2000     2001      2002
                                                                 -----     -----     -----     -----     -----     -----    -----
Bank Revolver
Beginning Balance                                                 $8.4     $14.5      $8.5      $5.5      $0.5      $0.0     $0.0
Less: (Payments) / Borrowings                                      6.1      (6.0)     (3.0)     (5.0)     (0.5)      0.0      0.0
                                                                 -----     -----     -----     -----     -----     -----    -----
Ending Balance                                                   $14.5      $8.5      $5.5      $0.5      $0.0      $0.0     $0.0
                                                                 =====     =====     =====     =====     =====     =====    =====
Interest Expense @                     7.5%                                           $0.6      $0.4      $0.0      $0.0     $0.0
Commitment Fee Expense @               0.0%                                           $0.0      $0.0      $0.0      $0.0     $0.0

Existing Senior Debt Florida
Beginning Balance                                                $27.3     $45.9     $48.8     $47.3     $46.0     $37.7    $26.4
Less: (Payments) / Borrowings                                     18.6       2.9      (1.5)     (1.3)     (8.3)    (11.3)    (5.7)
                                                                 -----     -----     -----     -----     -----     -----    -----
Ending Balance                                                   $45.9     $48.8     $47.3     $46.0     $37.7     $26.4    $20.7
                                                                 =====     =====     =====     =====     =====     =====    =====
Actual Rate                                                                           10.3%      9.9%     10.5%     10.5%    10.3%
Interest Expense @                                                                    $5.0      $4.6      $4.4      $3.4     $2.4

Existing Subordinated Debt Florida
Beginning Balance                                                 $0.0      $0.0      $0.0      $0.0      $0.0      $0.0     $0.0
Less: (Payments) / Borrowings                                      0.0       0.0       0.0       0.0       0.0       0.0      0.0
                                                                 -----     -----     -----     -----     -----     -----    -----
Ending Balance                                                    $0.0      $0.0      $0.0      $0.0      $0.0      $0.0     $0.0
                                                                 =====     =====     =====     =====     =====     =====    =====
Interest Expense @                     9.0%                                           $0.0      $0.0      $0.0      $0.0     $0.0

Existing Preferred Stock
Beginning Balance                                                 $0.0      $0.0      $0.0      $0.0      $0.0      $0.0     $0.0
Less: (Payments) / Borrowings                                      0.0       0.0       0.0       0.0       0.0       0.0      0.0
                                                                 -----     -----     -----     -----     -----     -----    -----
Ending Balance                                                    $0.0      $0.0      $0.0      $0.0      $0.0      $0.0     $0.0
                                                                 =====     =====     =====     =====     =====     =====    =====
Preferred Dividends @                  0.0%                                           $0.0      $0.0      $0.0      $0.0     $0.0

Cash and Cash Equivalents
Beginning Balance                                                 $2.5      $1.7      $1.7      $1.6      $2.3      $2.4     $2.3
Change in Cash                                                    (0.8)     (0.0)     (0.0)      0.7       0.1      (0.1)     7.9
                                                                 -----     -----     -----     -----     -----     -----    -----
Ending Balance                                                    $1.7      $1.7      $1.6      $2.3      $2.4      $2.3    $10.1
                                                                 =====     =====     =====     =====     =====     =====    =====
Interest Income @                     10.0%                                          ($0.2)    ($0.2)    ($0.2)    ($0.2)   ($0.2)

Interest Expense
Total Senior Debt Cash Interest Expense                                               $5.6      $5.0      $4.4      $3.4     $2.4
Total Subordinated Debt Cash Interest Expense                                          0.0       0.0       0.0       0.0      0.0
Interest Cash and Cash Equivalents                                                    (0.2)     (0.2)     (0.2)     (0.2)    (0.2)
                                                                                     -----     -----     -----     -----    -----
  Net Interest Expense (Income)                                                       $5.4      $4.9      $4.2      $3.1     $2.2
                                                                                     =====     =====     =====     =====    =====

Dividends
Dividends to Common Shareholders                                  $0.0      $0.0      $0.0      $0.0      $0.0      $0.0     $0.0
Existing Preferred Stock                                           0.0       0.0       0.0       0.0       0.0       0.0      0.0
                                                                 -----     -----     -----     -----     -----     -----    -----
  Total Dividends                                                 $0.0      $0.0      $0.0      $0.0      $0.0      $0.0     $0.0
                                                                 =====     =====     =====     =====     =====     =====    =====

Fixed Charges
Net Interest Expense (Income)                                     $3.0      $5.3      $5.4      $4.9      $4.2      $3.1     $2.2
Total Dividends                                                    0.0       0.0       0.0       0.0       0.0       0.0      0.0
                                                                 -----     -----     -----     -----     -----     -----    -----
  Total Fixed Charges                                             $3.0      $5.3      $5.4      $4.9      $4.2      $3.1     $2.2
                                                                 =====     =====     =====     =====     =====     =====    =====

--------------------------------------------------------------------------------

                              CCA Valuation Summary

--------------------------------------------------------------------------------

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Valuation Summary - Florida
(Dollars in Millions, Except Per Share Data)

       [THE FOLLOWING WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]


Comparable Company Valuation        $1.17 - $2.67

Precedent Transaction Valuation     $0.73 - $3.35

Discounted Cash Flow (1)            $2.74 - $5.45

Discounted Cash Flow (2)            $2.07 - $4.56

Discounted Cash Flow (3)            $1.46 - $3.78


               Current Price      Offer Price
                  $3.25              $4.00



 (1) Based on sales growth of 10% in 1999-2002.
 (2) Based on sales growth of  8% in 1999-2002
 (3) Based on sales growth of  6% in 1999-2002.

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Valuation Summary - Florida
(Dollars in Millions, Except Per Share Data)


Comparable Company Analysis
------------------------------------------------------------------------------------------------------------------------------------
                                       Adj. Multiple Range       Enterprise Value        Equity Value           Per Share Amount
                     Financial         -------------------       ----------------        ------------           ----------------
                     Statistic         Low           High       Low          High       Low        High         Low          High
                     ---------         ---           ----       ---          ----       ---        ----         ---          ----
 LTM Revenues (1)      $131.3          1.Ox           1.4x     $126.0       $189.0       NM       $44.5        $0.00         $5.55
 LTM EBITDAR (1)         10.1          7.6           11.4        77.0        115.4       NM          NM         0.00          0.00
 LTM EBITDA               0.3          7.7           11.5         2.0          3.0       NM          NM         0.00          0.00
 LTM Net Income          (5.7)        18.0           26.5          --           --       NM          NM         0.00          0 00
 1997E Net Income        $0.4         13.7x          20.5x         --           --     $5.4        $8.1        $0.67         $1.01
 1998E Net Income         4.3         11.9           17.9          --           --     50.7        76.1         6.32          9.49
                                                                       -----------------------------------------------------------
                                                                       Valuation Range                         $1.17         $2.67
                                                                       -----------------------------------------------------------

Precedent Transaction Analysis
----------------------------------------------------------------------------------------------------------------------------------

                                       Adj. Multiple Range       Enterprise Value        Equity Value           Per Share Amount
                      Financial        -------------------       ----------------        ------------           ----------------
                      Statistic        Low           High       Low          High       Low        High         Low          High
                      ---------        ---           ----       ---          ----       ---        ----         ---          ----
 LTM Revenues (1)      $131.3          1.3x           1.9x     $168.0       $252.0    $23.5      $107.5        $2.93        $13.40
 LTM EBITDAR (1)         10.1          7.8           11.6        78.6        117.9       NM          NM         0.00          0.00
 LTM EBITDA               0.3          8.1           12.1         2.1          3.1       NM          NM         0.00          0.00
 LTM Net Income          (5.7)        17.8           26.8          --           --       NM          NM         0.00          0.00
                                                                       -----------------------------------------------------------
                                                                       Valuation Range                         $0.73         $3.35
                                                                       -----------------------------------------------------------

(1) Muliples are based on Adjusted Enterprise Value, equal to equity plus net debt and capitalized rents (8 x rent/lease).

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Discounted Cash Flow Analysis
(Dollars in Millions, Except Per Share Data)

                                                  Estimated                             Projected
                                                  ---------      -------------------------------------------------------------
 Fiscal Year End 12/31                              1997         1998          1999          2000          2001           2002
                                                    ----         ----          ----          ----          ----           ----
Revenues                                          $115.5        $117.4        $129.2        $142.1        $156.3        $171.9
EBITDA                                               9.7          15.3          17.6          20.1          22.9          25.9
Less: Depreciation & Amortization                   (3.3)         (3.0)         (3.1)         (3.2)        (34)           (3.5)
                                                  ------        ------        ------        ------        ------        ------
EBIT                                                 6.5          12.3          14.5          16.9          19.5          22.4
Less: Income Taxes @ 38.0%                          (2.5)         (4.7)         (5.5)         (6.4)         (7.4)         (3.5)
                                                  ------        ------        ------        ------        ------        ------
  Unlevered After-Tax Income                         4.0           7.6           9.0          10.5          12.1          13.9


Plus: Depreciation & Amortization                    3.3           3.0           3.1           3.2           3.4           3.5
Less: Capital Expenditures                          (1.8)         (2.2)         (2.3)         (2.4)         (2.5)         (2.6)
Less: Working Capital Investment                    (4.3)         (0.6)          0.1           0.2           0.2           0.2
                                                  ------        ------        ------        ------        ------        ------
Free Cash Flow                                      $1.2          $7.8         $10.0         $11.5         $13.1         $15.0
                                                  ======        ======        ======        ======        ======        ======

Terminal Value Based on EBITDA Multiple   -------------------------      -------------------------      ----------------------------
Exit Multiple in Year 5 (2002)                   5.0 x EBITDA                   6.0 x EBITDA                    7.0 x EBITDA
                                          -------------------------      -------------------------      ----------------------------
                                           18.0%     19.0%     20.0%      18.0%     19.0%     20.0%      18.0%      19.0%      20.0%
                                          -----     -----     -----      -----     -----     -----      -----      -----      -----
Discounted Free Cash Flows 1998 - 2002    $34.1     $33.2     $32.4      $34.1     $33.2     $32.4      $34.1      $33.2      $32.4
Discounted Terminal Value                  56.7      54.3      52.1       68.0      65.2      62.5       79.3       76.1       73.0
                                          -----     -----     -----      -----     -----     -----      -----      -----      -----
  Enterprise Value                         90.7      87.5      84.5      102.1      98.4      94.9      113.4      109.3      105.4

Less: Debt, Preferred &
  Minority Interest (1) @ 03/31/97        (66.2)    (66.2)    (66.2)     (66.2)    (66.2)    (66.2)     (66.2)     (66.2)     (66.2)
Plus: Cash @ 03/31/97                       0.6       0.6       0.6        0.6       0.6       0.6        0.6        0.6        0.6
                                          -----     -----     -----      -----     -----     -----      -----      -----      -----
  Implied Equity Value                    $25.2     $22.0     $18.9      $36.5     $32.9     $29.4      $47.8      $43.7      $39.8
                                          =====     =====     =====      =====     =====     =====      =====      =====      =====

---------------------------
Shares Outstanding      8.0
---------------------------


--------------------------------------------------------------------------------
                     Equity Value Based on EBITDA Multiple
--------------------------------------------------------------------------------
                                    EBITDA Terminal Multiple
        Discount           ---------------------------------------
         Rate              5.0x             6.0x             7.0x
         ----              ----             ----             ----
         18.0%             $3.14            $4.55            $5.96
         19.0%             $2.74            $4.09            $5.45
         20.0%             $2.36            $3.66            $4.96
--------------------------------------------------------------------------------

** Based on Company Estimates
(1) Debt includes $6.0MM that would be required to bring accounts payable to 60 days.

--------------------------------------------------------------------------------

                                Valuation Matrix

--------------------------------------------------------------------------------

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Valuation Matrix
(Dollars in Millions, Except Per Share Data)

                                           Florida
Fiscal Year End 12/31                      07/30/97                Purchase Price Per Share
                                          ---------   -------------------------------------------------------
Price Per Share                              $3.25      $2.00       $3.00       $4.00       $5.00       $6.00
Premium                                        --      (38.5%)      (7.7%)      23.1%       53.8%       84.6%
Florida Equity Value                        $26.1      $16.0       $24.1       $32.1       $40.1       $48.1
Plus: Debt, Preferred & MI                   66.2       66.2        66.2        66.2        66.2        66.2
Less: Cash                                   (0.6)      (0.6)       (0.6)       (0.6)       (0.6)       (0.6)
                                           ------     ------      ------      ------      ------      ------
Florida Enterprise Value                    $91.6      $81.6       $89.6       $97.7      $105.7      $113.7
Plus: Captalized Rents                       78.9       78.9        78.9        78.9        78.9        78.9
                                           ------     ------      ------      ------      ------      ------
Adjusted Florida Enterprise Value (1)      $170.6     $160.6      $168.6      $176.6      $184.6      $192.6
                                           ======     ======      ======      ======      ======      ======

                             Financial
                              Statistic               Multiples of Enterprise Value
                             ---------     ----------------------------------------------------------
 Revenue (2)   LTM             $131.3      1.3x      1.2x      1.3x        1.3x        1.4x      1.5x
               1996             127.5      1.3       1.3       1.3         1.4         1.4       1.5
               1997E            115.5      1.5       1.4       1.5         1.5         1.6       1.7
               1998E            117.4      1.5       1.4       1.4         1.5         1.6       1.6

 EBITDAR (2)   LTM              $10.1      6.8x     15.9x     16.6x       17.4x       18.2x     19.0x
               1996              11.1     15.3      14.4      15.2        15.9        16.6      17.3
               1997E             18.5      9.2       8.7       9.1         9.5        10.0      10.4
               1998E             23.0      7.4       7.0       7.3         7.7         8.0       8.4

 EBITDA        LTM               $0.3       NM        NM        NM          NM          NM        NM
               1996               2.1     43.3      38.6      42.4        46.2        49.9      53.7
               1997E              9.7      9.4       8.4       9.2        10.0        10.9      11.7
               1998E             15.3      6.0       5.3       5.9         6.4         6.9      7.4

 EBIT          LTM              ($3.0)      NM        NM        NM          NM          NM        NM
               1996              (0.9)      NM        NM        NM          NM          NM        NM
               1997E              6.5     14.2      12.6      13.9        15.1        16.4      17.6
               1998E             12.3      7.5       6.6       7.3         7.9         8.6       9.2

                                                                           Multiples of Equity Value
                                                                          --------------------------
 Net Income    LTM              ($5.7)      NM        NM        NM          NM          NM        NM
 Cal. E.P.S    1996             ($0.52)     NM        NM        NM          NM          NM        NM
 Cal. E.P.S    1997E            $0.05     66.1      40.7      61.0        81.4       101.7     122.1
 Cal. E.P.S    1998E            $0.53      6.1       3.8       5.7         7.5         9.4      11.3


(1) Adjusted Enterprise Value includes capitalized rent (8 x rent/lease).
(2) Multiples of Adjusted Enterprise Value.

--------------------------------------------------------------------------------

                                   Appendices

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Comparable Companies Trading Analysis

--------------------------------------------------------------------------------

================================================================================

================================================================================

COMPARABLE COMPANY ANALYSIS - LONG-TERM CARE COMPANIES (In Thousands, Except Per Share Items)


                                                                       Price/   Fully Dil.  Fully Dil.          Adj.
                                                           Price      52 Week     Shares      Market           Market
Company Name                                 Ticker       7/30/97       High       Outs.      Value           Value (1)
-----------------------------------          ------       -------       ----       -----      -----           ---------
Advocat, Inc.                                 AVC         $11.63        93.9%      5,448       $67,083          $88,848
Arbor Health Care Company                    AHCC          35.50        86.6       7,070       281,921          382,441
Beverly Enterprises, Inc.                     BEV          15.63        91.6     100,480     1,500,916        2,593,006

Extendicare, Inc.               (5)           EXE          14.25        87.0      74,977     1,068,422        1,367,883
Genesis Health Ventures, Inc.   (6)           GHV          33.94        90.5      36,347     1,233,532        1,844,754
GranCare                        (7)           GC            7.75        80.9      23,816       184,572          499,934
Harborside Healthcare Corp.                   HBR          16.00        95.5       8,000       129,500          196,992

Health Care & Retirement Corp.                HCR          35.69        97.4      48,041     1,690,433        1,958,326
Horizon/CMS Healthcare Corp.    (8)           HHC          14.25        51.1      52,121       742,723        1,446,639
Integrated Health Services      (9)           IHS          34.63        88.5      36,362     1,265,867        2,031,624
Living Centers of America       (10)          LCA          32.13        81.9      19,788       635,682          952,559

Manor Care, Inc.                              MNR          33.25        78.7      65,208     2,139,647        2,650,815
Mariner Health Group Inc.                    MRNR          12.75        64.6      29,575       399,267          825,648
Multicare Companies Inc.        (11)          MUL          25.68        94.2      36,390       934,305        1,236,795
National Healthcare L.P.        (12)          NHC          49.88        98.5      10,974       537,727          714,891

Regency Health Services, Inc.   (13)          RHS          16.38        76.4      16,414       268,785          472,170
Retirement Care Associates Inc. (14)          RCA           9.00        65.5      13,861       124,751          275,253
Summit Care Corporation                      SUMC          15.00        61.2       6,773       102,439          222,448
Sun Healthcare Group            (15)          SHG          21.38        91.0      50,620     1,066,188        1,830,736

Unison Healthcare Group                      UNHC           2.50        16.5       6,044        13,600           38,918
Vencor                          (16)          VC           41.31        91.5      72,100     2,820,926        4,691,032








------------------------------------------------------------------------------------------------------------------------------
Community Care of America        (4)         CCAI           3.75        39.5       7,598        28,492           88,053
------------------------------------------------------------------------------------------------------------------------------



                                                Market Value Divided by:
                                         --------------------------------------     Cal. 97 P/E
                                         Cal. 96(E)      Cal. 97(E)   Cal. 98(E)     as a % of
Company Name                               Net Inc.       Net Inc.     Net Inc.      5-Yr. Gr.
-----------------------------------      ----------      ---------    ---------     -----------
Advocat, Inc.                               13.2x          10.9x         9.5x            72%
Arbor Health Care Company                   24.1           20.6         17.7            103%
Beverly Enterprises, Inc.                   20.6           17.4         15.0            116%

Extendicare, Inc.               (5)         23.0           19.8         16.8            132%
Genesis Health Ventures, Inc.   (6)         24.4           19.7         16.0             79%
GranCare                        (7)         10.2           10.9          9.6             87%
Harborside Healthcare Corp.                 25.4           18.8         15.7             94%

Health Care & Retirement Corp.              28.8           24.0         20.2            120%
Horizon/CMS Healthcare Corp.    (8)         13.9           13.4         11.4             89%
Integrated Health Services      (9)         15.7           13.5         11.5             75%
Living Centers of America       (10)        13.9           12.0         10.4             75%

Manor Care, Inc.                            23.6           20.5         17.9            146%
Mariner Health Group Inc.                   14.0           13.3         11.7             76%
Multicare Companies Inc.        (11)        25.9           18.5         14.7             92%
National Healthcare L.P.        (12)        27.9           23.3         19.2            111%

Regency Health Services, Inc.   (13)        21.0           18.0         15.9            103%
Retirement Care Associates Inc. (14)         -              -            -                -
Summit Care Corporation                     15.7           15.9         12.8             63%
Sun Healthcare Group            (15)        16.7           14.5         13.0             91%

Unison Healthcare Group                      -              -            -                -
Vencor                          (16)        22.8           19.5         16.2             97%

               ---------------------------------------------------------------------------------------
               Mean                         20.0x          17.1x        14.9x            96%
               Median                       21.0           18.0         15.3             92%
               High                         28.8           24.0         20.2            146%
               Low                          10.2           10.9          9.5             63%
               ---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Community Care of America        (4)         -              -            -                -
------------------------------------------------------------------------------------------------------

                                                                           Adjusted Market Value (1)(2)
                                           -----------------------------------------------------------------------------------------
                                                  Net Revenue                        EBITDA                         EBITDAR
                                           ---------------------------      --------------------------        ----------------------
                                                           Latest Qtr.                      Latest Qtr.                  Latest Qtr.
Company Name                                 LTM (3)       Annualized       LTM (3)         Annualized         LTM (3)   Annualized
-----------------------------------        -----------     -----------      -------         ----------        --------   -----------
Advocat, Inc.                                  0.5x            0.5x           7.4x              7.1x            7.7x        7.4
Arbor Health Care Company                      1.7             1.6           10.8              10.8            10.5        10.5
Beverly Enterprises, Inc.                      0.8             0.8            8.2               8.4             8.1         8.3

Extendicare, Inc.               (5)            1.3             1.2            9.9               9.6             9.7         9.5
Genesis Health Ventures, Inc.   (6)            2.0             1.7           13.1              11.3            12.3        10.7
GranCare                        (7)            0.7             0.6            6.9               6.6             7.3         7.1
Harborside Healthcare Corp.                    1.1             1.0           12.6              10.4            10.8         9.5

Health Care & Retirement Corp.                 2.4             2.3           14.9              13.7            14.4        13.3
Horizon/CMS Healthcare Corp.    (8)            0.8             0.8            7.1               7.1             7.4         4.6
Integrated Health Services      (9)            1.0             1.1           10.3               7.5             9.6         7.4
Living Centers of America       (10)           0.8             0.8            7.3               6.6             7.5         6.9

Manor Care, Inc.                               1.9             1.9           11.3              10.7            11.2        10.7
Mariner Health Group Inc.                      1.3             1.2            9.0               7.4             8.9         7.5
Multicare Companies Inc.        (11)           2.0             1.8            8.4              10.8             7.4        10.4
National Healthcare L.P.        (12)           1.8             1.7           12.9               -              11.4        11.6

Regency Health Services, Inc.   (13)           0.8             0.7            8.0               8.0             8.0         8.0
Retirement Care Associates Inc. (14)           1.2             1.0            6.6               4.3             6.8         4.6
Summit Care Corporation                        1.1             1.1           10.9               8.7            10.6         8.6
Sun Healthcare Group            (15)           1.1             1.1           10.6               9.3            11.2         8.0

Unison Healthcare Group                        0.3             0.3            5.4               6.2             3.1         3.2
Vencor                          (16)           1.3             1.4           10.1              10.3             9.8         9.9

               ---------------------------------------------------------------------------------------------------------------------
               Mean                            1.2x            1.1x           9.6x              8.9x            9.5x        8.5
               Median                          1.1             1.1            9.9               8.6             9.6         8.3
               High                            2.4             2.3           14.9              13.7            14.4        13.3
               Low                             0.3             0.3            5.4               4.3             3.1         3.2
               ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Community Care of America        (4)           0.7             0.7             -               12.3            16.5         9.5
------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjusted  Market Value = Fully  Diluted  Market Value + Debt  Outstanding -
     Cash.

(2) For EBITDAR Calculations, Adjusted Market Value = Fully Diluted Market Value + Debt Outstanding +Capitalized Rents- Cash.

(3)  LTM = Last Twelve Months.

(4) Community Care of America's net income figure reflects a tax benefit of $9 million in FY1996. CCA figures excluded from summary statistics.

(5) Extendicare EPS reduced by US$0.10 per share and stock price by US$0.75 to take out insurance business. Exchange Rate at Can$1.39=US$1.00

(6) LTM numbers are not proforma for the acquisition of Multicare announced June 16, 1997.

(7) LTM numbers are proforma for TeamCare divestiture. Current price fixed as of the May 8, 1997 announced merger with Living Centers of America.

(8) Horizon stock price fixed as of February 14, 1997, prior to the announced acquisition by Healthsouth.

(9) Pro forma for the sale of its pharmacy division, the sale of a majority interest in ILC, the acquisition of First American and the acquisition of other Long Term Care facilities, Home Health Care and Rehabilitation companies.

(10) LCA price fixed as of March 4, 1997, the day it announced exploration of strategic alternatives.

(11) Multicare figures are pro forma for the A-D-S acquisition. Current price fixed as of June 13, 1997, prior to announcement of acquisition by Genesis Health Ventures.

(12) National Healthcare L.P. EPS figures are adjusted to reflect an assumed tax rate of 40%.

(13) Regency Health Services stock price fixed as of February 28, 1997, prior to announcement of acquisition by Sun Healthcare Group.

(14) Retirement Care associates stock price is fixed as of February 1, 1997, prior to announcement of acquisition by Sun Healthcare Group.

(15) Not Pro forma for the acquisition of Retirement Care Associates and Regency Health Services

(16) Vencor figures are not pro forma for TheraTx and Transitional Hospitals acquisitions.

================================================================================

================================================================================

COMPARABLE COMPANY ANALYSIS - LONG-TERM CARE COMPANIES (In Thousands, Except Per Share Items)

                                                  SGA/Net Reserves            EBIT            EBITDAR Margin         EBITDA Margin
                                                  ----------------      ----------------     ----------------      -----------------
Company Name                                      LTM(1)      LQA       LTM(1)      LQA      LTM(1)      LQA       LTM(1)       LQA
-------------------------------                   ------    ------      ------    ------     ------    ------      ------     ------
Advocat, Inc.                                      5.2%       5.3%       5.6%       5.7%      15.8%      16.2%       7.1%       7.3%
Arbor Health Care Company                          4.4%       5.1%      11.4%      10.5%      17.7%      16.7%      15.7%      14.9%
Beverly Enterprises, Inc.                           NA         NA        6.4%       6.1%      13.3%      13.0%       9.7%       9.4%

Extendicare, Inc.                                   NA         NA        9.2%       9.5%      13.8%      13.9%      12.7%      12.8%
Genesis Health Ventures, Inc.                      3.7%       3.6%      11.6%      11.1%      18.3%      17.6%      15.3%      14.9%
GranCare                                            NA         NA        7.3%       6.0%      15.3%      13.1%       9.8%       8.6%
Harborside Healthcare Corp.                        4.8%       5.0%       6.9%       8.1%      14.6%      15.5%       8.8%      10.0%

Health Care & Retirement Corp.                     4.0%       3.6%      12.2%      12.6%      17.5%      17.8%      16.3%      16.7%
Horizon/CMS Healthcare Corp.                       5.4%       5.4%       8.1%       8.0%      16.2%      25.8%      11.5%      11.5%
Integrated Health Services                         4.0%       3.7%       6.8%      11.4%      13.9%      19.9%       9.8%      14.7%
Living Centers of America                         14.8%      14.0%       8.0%       9.1%      15.5%      16.5%      11.6%      12.6%

Manor Care, Inc.                                   4.8%       4.6%      11.6%      12.1%      17.5%      18.0%      16.9%      17.4%
Mariner Health Group Inc.                          7.7%       6.8%      10.7%      12.2%      16.1%      17.4%      14.5%      15.9%
Multicare Companies Inc.                           4.3%       4.9%      19.7%      13.0%      29.7%      19.5%      23.8%      17.0%
National Healthcare L.P.                            NA         NA       10.2%       9.2%      19.9%      18.7%      13.7%      12.8%

Regency Health Services, Inc.                      4.6%       5.5%       7.2%       6.3%      14.3%      13.1%      10.0%       9.2%
Retirement Care Associates Inc.                   18.1%      16.2%      16.0%      22.1%      21.5%      26.7%      18.8%      24.5%
Summit Care Corporation                             NA         NA        6.9%       8.6%      11.9%      13.6%      10.5%      12.3%
Sun Healthcare Group                               6.6%       4.6%       8.4%       9.4%      13.6%      19.3%      10.7%      12.3%

Unison Healthcare Group                             NA         NA        3.8%       2.7%      16.0%      13.5%       5.5%       4.2%
Vencor                                              NA         NA        9.1%       9.5%      15.9%      16.0%      13.3%      13.4%

====================================================================================================================================
Mean                                               6.6%       6.3%       9.4%       9.7%      16.6%      17.2%      12.7%      13.0%
Median                                             4.8%       5.1%       8.4%       9.4%      15.9%      16.7%      11.6%      12.8%
High                                              18.1%      16.2%      19.7%      22.1%      29.7%      26.7%      23.8%      24.5%
Low                                                3.7%       3.6%       3.8%       2.7%      11.9%      13.0%       5.5%       4.2%
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Community Care of America                          3.7%       3.2%      -2.3%       2.8%       7.7%      13.5%       0.2%       5.5%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Pre Tax Margin             Net Margin             Projected Cal EPS Growth
                                                  -------------------     -------------------     --------------------------------
Company Name                                       LTM(1)       LQA        LTM(1)       LQA       1997(E)     1998(E)    5 Yr. (E)
-------------------------------                   -------     -------     -------     -------     -------     -------    ---------
Advocat, Inc.                                       4.7%        4.6%        3.0%        2.9%       21.6%       14.0%       15.0%
Arbor Health Care Company                           8.2%        7.1%        5.0%        4.3%       17.0%       16.9%       20.0%
Beverly Enterprises, Inc.                           4.1%        3.8%        1.7%        2.3%       18.4%       16.1%       15.0%

Extendicare, Inc.                                   6.7%        7.4%        4.8%        5.2%       16.3%       18.0%       15.0%
Genesis Health Ventures, Inc.                       8.3%        7.8%        5.3%        4.9%       23.9%       23.4%       25.0%
GranCare                                            3.5%        2.9%        2.5%        3.1%       -6.6%       14.1%       12.5%
Harborside Healthcare Corp.                         4.0%        5.2%        2.7%        3.2%       34.9%       20.0%       20.0%

Health Care & Retirement Corp.                     11.0%       11.0%        7.8%        7.6%       20.2%       18.8%       20.0%
Horizon/CMS Healthcare Corp.                        4.7%        4.3%        2.5%        2.3%        3.8%       17.7%       15.0%
Integrated Health Services                          2.5%        6.4%        1.6%        3.7%       16.4%       17.6%       18.0%
Living Centers of America                           6.7%        7.5%        3.7%        4.3%       16.0%       15.6%       16.0%

Manor Care, Inc.                                   10.8%        9.5%        6.4%        5.7%       15.1%       14.5%       14.0%
Mariner Health Group Inc.                           5.8%        6.9%        3.4%        3.9%        5.5%       13.5%       17.5%
Multicare Companies Inc.                           14.6%        8.2%       11.6%        5.2%       40.4%       25.9%       20.0%
National Healthcare L.P.                            7.6%        6.6%        4.6%        3.9%       19.8%       21.0%       21.0%

Regency Health Services, Inc.                       3.9%        3.2%        2.3%        2.0%       16.7%       13.2%       17.5%
Retirement Care Associates Inc.                    10.8%       16.9%        9.4%       15.1%       --          --          --
Summit Care Corporation                             2.9%        4.6%        1.8%        2.8%       -1.0%       23.8%       25.0%
Sun Healthcare Group                                4.5%        6.6%        2.4%        4.0%       14.8%       12.2%       16.0%

Unison Healthcare Group                             1.8%        0.3%        1.0%        0.2%       --          --          --
Vencor                                              5.2%        5.6%        2.5%        3.4%       17.1%       20.3%       20.0%

====================================================================================================================================
Mean                                                6.3%        6.5%        4.1%        4.3%       16.3%       17.7%       18.0%
Median                                              5.2%        6.6%        3.0%        3.9%       16.7%       17.6%       17.5%
High                                               14.6%       16.9%       11.6%       15.1%       40.4%       25.9%       25.0%
Low                                                 1.8%        0.3%        1.0%        0.2%       -6.6%       12.2%       12.5%
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Community Care of America                          -6.9%       -2.0%        1.1%       -1.5%       --          27.0%       27.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)  LTM = Last Twelve Months.

================================================================================

================================================================================

COMPARABLE COMPANY ANALYSIS - LONG-TERM CARE COMPANIES (In Thousands, Except Per Share Items)


                                                   Net Revenues                    EBITDAR                         EBITDA
                                           --------------------------     -------------------------      -------------------------
Company Name                                  LTM(1)        Lt Q Ann.        LTM(1)       Lt Q Ann.        LTM(1)        Lt Q Ann.
-------------------------------            -----------     ----------     ----------      ---------      ----------      ---------
Advocat, Inc.                                 $169,990       $173,624        $26,790        $28,080        $12,041        $12,596
Arbor Health Care Company                      225,825        238,096         39,923         39,800         35,514         35,460
Beverly Enterprises, Inc.                    3,272,858      3,266,864        434,401        424,734        317,683        308,016

Extendicare, Inc.                            1,084,840      1,106,774        149,843        153,347        138,220        141,799
Genesis Health Ventures, Inc.                  915,759      1,093,052        167,927        192,300        140,423        163,324
GranCare                                       738,252        891,704        113,173        117,090         72,372         76,288
Harborside Healthcare Corp.                    177,865        189,536         25,953         29,464         15,653         18,976

Health Care & Retirement Corp.                 808,290        855,648        141,120        152,397        131,759        143,036
Horizon/CMS Healthcare Corp.                 1,774,401      1,774,940        287,517        457,558        203,283        204,856
Integrated Health Services                   2,014,863      1,843,772        279,926        366,160        196,594        270,124
Living Centers of America                    1,131,575      1,141,272        175,106        188,188        130,906        143,988

Manor Care, Inc.                             1,382,319      1,416,704        242,118        254,824        234,118        246,824
Mariner Health Group Inc.                      630,043        697,652        101,332        121,251         91,261        111,180
Multicare Companies Inc.                       618,059        675,168        183,362        131,600        147,221        114,996
National Healthcare L.P.(2)                    402,368        423,452         80,259         79,124         55,223         54,088

Regency Health Services, Inc.                  588,524        637,788         84,040         83,696         59,084         58,740
Retirement Care Associates Inc.                220,709        262,655         47,361         70,178         41,471         64,288
Summit Care Corporation                        193,859        208,048         23,015         28,200         20,359         25,544
Sun Healthcare Group                         1,615,362      1,594,544        220,184        306,960        173,386        196,368

Unison Healthcare Group                        130,377        150,368         20,920         20,308          7,169          6,271
Vencor                                       3,484,472      3,408,672        552,716        546,569        463,775        457,628

====================================================================================================================================
Mean                                        $1,027,648     $1,050,016       $161,761       $180,563       $127,977       $135,923
Median                                         738,252        855,648        141,120        131,600        130,906        114,996
High                                         3,484,472      3,408,672        552,716        546,569        463,775        457,628
Low                                            130,377        150,368         20,920         20,308          7,169          6,271
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Community Care of America                      131,261        130,776         10,126         17,664            258          7,136
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                              Adj.
                                                  EBIT                  Net Income              Calendar EPS                  Mkt.
                                         ----------------------   ----------------------  ----------------------              Val/
Company Name                              LTM(1)      Lt Q Ann.    LTM(1)      Lt Q Ann.  1996E    1997E   1998E     Beds    Beds(3)
-------------------------------          --------     ---------   --------     ---------  -----    -----   -----    -------  -------
Advocat, Inc.                              $9,604       $9,952      $5,090      $5,076    $0.88    $1.07   $1.22      7,399    28.0
Arbor Health Care Company                  25,814       25,088      11,245      10,332     1.47     1.72    2.01      3,578   116.7
Beverly Enterprises, Inc.                 210,190      199,692      56,793      73,852     0.76     0.90    1.05     71,245    49.5

Extendicare, Inc.                         100,284      104,783      51,816      57,033     0.62     0.72    0.85     27,029    54.0
Genesis Health Ventures, Inc.             106,183      120,844      48,222      53,976     1.39     1.72    2.13     20,014   103.2
GranCare                                   53,861       53,284      18,641      27,976     0.76     0.71    0.81     15,109    54.7
Harborside Healthcare Corp.                12,241       15,288       4,866       6,008     0.63     0.85    1.02      3,700    75.5

Health Care & Retirement Corp.             98,521      107,692      62,836      65,296     1.24     1.49    1.77     16,534   123.0
Horizon/CMS Healthcare Corp.              144,252      142,864      44,543      40,720     1.02     1.06    1.25     34,841    60.9
Integrated Health Services                137,680      209,408      32,013      67,780     2.20     2.56    3.01     15,738   171.4
Living Centers of America                  90,592      103,336      41,815      48,816     2.31     2.68    3.10     23,271    56.1

Manor Care, Inc.                          159,838      170,816      89,121      81,002     1.41     1.62    1.86     26,448   102.6
Mariner Health Group Inc.                  67,637       84,996      21,402      27,012     0.91     0.96    1.09     10,668    84.9
Multicare Companies Inc.                  121,905       87,516      71,677      35,040     0.99     1.39    1.75     15,673    86.9
National Healthcare L.P.(2)                40,889       39,148      18,467      16,699     1.79     2.14    2.59     14,072    65.0

Regency Health Services, Inc.              42,521       40,356      13,588      12,624     0.78     0.91    1.03     11,977    56.1
Retirement Care Associates Inc.            35,227       57,983      20,657      39,626     --       --      --        9,276    34.8
Summit Care Corporation                    13,406       17,972       3,544       5,792     0.96     0.95    1.17      4,939    49.3
Sun Healthcare Group                      136,179      149,804      39,119      63,748     1.28     1.47    1.65     33,739    73.2

Unison Healthcare Group                     4,995        4,056       1,296         268     --       --      --        6,040    10.8
Vencor                                    315,847      322,432      85,619     114,833     1.81     2.12    2.55     42,467   127.2

======================================================================================
Mean                                      $91,794      $98,443     $35,351     $40,643
Median                                     90,592       87,516      32,013      39,626
High                                      315,847      322,432      89,121     114,833
Low                                         4,995        4,056       1,296         268
======================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Community Care of America                  (2,975)       3,708       1,394      (1,908)   ($0.09)  $0.05   $0.06      5,413    30.9
------------------------------------------------------------------------------------------------------------------------------------



(1)  LTM = Last Twelve Months.

(2)  Net Income assumed to be taxed at 40%

(3) Adjusted Market Value = Fully Diluted Market Value + Debt Outstanding +Capitalized Rents- Cash. Beds figures are for total owned and leased beds.

================================================================================

================================================================================

COMPARABLE COMPANY ANALYSIS - LONG-TERM CARE COMPANIES (In Thousands, Except Per Share Items)



                                                                           Balance Sheet Items
                                              ---------------------------------------------------------------------------   1996E
                                                 Cash &       Total      Adjusted       Total        Total      Adjusted   Return on
Company Name                                  Equivalents     Debt         Debt        Equity       Capital      Capital    Equity
-----------------------------------           -----------   ----------  -----------   ----------   ----------  ----------- ---------
Advocat, Inc.                                     $1,992      $23,757     $141,749      $28,583      $52,350     $170,332   17.8%
Arbor Health Care Company                          4,885      105,405      140,677       68,678      174,083      209,355   16.4%
Beverly Enterprises, Inc.                         64,136    1,156,226    2,089,970      881,327    2,037,553    2,971,297    6.4%

Extendicare, Inc.                                 60,456      359,917      452,901      346,689      706,606      799,590   14.9%
Genesis Health Ventures, Inc.                     13,835      625,057      845,089      582,966    1,208,023    1,428,055    8.3%
GranCare                                          10,627      325,989      652,402      140,076      466,065      792,478   13.3%
Harborside Healthcare Corp.                        7,755       75,247      157,647       46,382      121,629      204,029   10.5%

Health Care & Retirement Corp.                     8,106      275,999      350,887      399,559      675,558      750,446   15.7%
Horizon/CMS Healthcare Corp.                      23,595      727,511    1,401,383      648,049    1,375,560    2,049,432    6.9%
Integrated Health Services                        40,504    1,065,011    1,731,667      556,539    1,621,550    2,288,206    5.8%
Living Centers of America                         10,351      327,228      680,828      352,809      680,037    1,033,637   11.9%

Manor Care, Inc.                                  44,213      555,381      619,381      665,908    1,221,289    1,285,289   13.4%
Mariner Health Group Inc.                          6,942      433,323      513,891      331,852      765,175      845,743    6.4%
Multicare Companies Inc.                           4,398      382,138      507,530      225,493      607,631      733,023   31.8%
National Healthcare L.P.                           1,570      207,600      407,888      135,182      342,782      543,070   13.7%

Regency Health Services, Inc.                     34,569      237,954      437,602       82,991      320,945      520,593   16.4%
Retirement Care Associates Inc.                      356      152,658      199,778       41,139      193,797      240,917   50.2%
Summit Care Corporation                            2,218      122,227      143,475       83,250      205,477      226,725    4.3%
Sun Healthcare Group                              24,866      789,414    1,428,630      585,333    1,374,747    2,013,963    6.7%

Unison Healthcare Group                              812       26,130      136,140       21,765       47,895      157,905    6.0%
Vencor                                            97,438    1,967,780    2,679,308      833,483    2,801,263    3,512,791   10.3%

====================================================================================================================================
Mean                                             $22,077     $473,426     $748,515     $336,098     $809,524   $1,084,613   13.7%
Median                                            10,351      327,228      507,530      331,852      675,558      792,478   11.9%
High                                              97,438    1,967,780    2,679,308      881,327    2,801,263    3,512,791   50.2%
Low                                                  356       23,757      136,140       21,765       47,895      157,905    4.3%
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Community Care of America                            611       60,172      139,116       15,526       75,698      154,642    9.0%
------------------------------------------------------------------------------------------------------------------------------------




                                                       Leverage Ratios                                    Coverage Ratios
                                        -------------------------------------------------   ---------------------------------------
                                                                                                                   Total   EBITDA+
                                         ST Debt      Total Debt    Total Debt  Adj. Debt    EBITDA/    EBITDA/    Debt/   1/3 Rent/
                                         as % of      as Mult.of     as % of     as % of    LTM Gross   LTM Net     LTM     Int+1/3
Company Name                            Total Debt   Total Equity   Total Cap.  Adj. Cap.    Interest   Interest   EBITDA   Rent(1)
---------------------------------       ----------   ------------   ----------  ---------   ---------   --------   ------   -------
Advocat, Inc.                               3.1%          0.8x         45.4%      83.2%        6.7x       7.3x      2.0x      2.6x
Arbor Health Care Company                   7.9%          1.5          60.5%      67.2%         NA        4.7       3.0       4.1
Beverly Enterprises, Inc.                   3.1%          1.3          56.7%      70.3%        3.5        4.1       3.6       3.1

Extendicare, Inc.                           2.3%          1.0          50.9%      56.6%         NA        5.0       2.6       4.5
Genesis Health Ventures, Inc.               1.0%          1.1          51.7%      59.2%         NA        4.7       4.5       3.8
GranCare                                    0.9%          2.3          69.9%      82.3%         NA        2.6       4.5       2.1
Harborside Healthcare Corp.                 5.3%          1.6          61.9%      77.3%         NA        3.1       4.8       2.2

Health Care & Retirement Corp.              0.9%          0.7          40.9%      46.8%       11.2       11.4       2.1       9.0
Horizon/CMS Healthcare Corp.                1.7%          1.1          52.9%      68.4%        3.9        3.9       3.6       2.9
Integrated Health Services                  1.5%          1.9          65.7%      75.7%        2.4        2.2       5.4       1.9
Living Centers of America                   4.9%          0.9          48.1%      65.9%        5.8        8.8       2.5       4.9

Manor Care, Inc.                            4.3%          0.8          45.5%      48.2%        6.2       23.1       2.4       5.9
Mariner Health Group Inc.                   1.8%          1.3          56.6%      60.8%        2.9        2.9       4.7       2.7
Multicare Companies Inc.                    0.2%          1.7          62.9%      69.2%        5.1        4.8       2.6       4.3
National Healthcare L.P.                    3.7%          1.5          60.6%      75.1%         NA        5.5       3.8       3.4

Regency Health Services, Inc.               1.4%          2.9          74.1%      84.1%         NA        3.0       4.0       2.4
Retirement Care Associates Inc.            13.9%          3.7          78.8%      82.9%        5.2        4.0       3.7       3.5
Summit Care Corporation                     3.7%          1.5          59.5%      63.3%         NA        2.6       6.0       2.4
Sun Healthcare Group                        4.5%          1.3          57.4%      70.9%         NA        4.0       4.6       2.9

Unison Healthcare Group                    11.1%          1.2          54.6%      86.2%         NA        2.7       3.6       1.6
Vencor                                      1.0%          2.4          70.2%      76.3%        3.1        3.3       4.2       2.9


====================================================================================================================================
Mean                                        3.7%          1.6x         58.3%      70.0%        5.1x       5.4x      3.7x      3.5x
Median                                      3.1%          1.3          57.4%      70.3%        5.1        4.0       3.7       2.9
High                                       13.9%          3.7          78.8%      86.2%       11.2       23.1       6.0       9.0
Low                                         0.2%          0.7          40.9%      46.8%        2.4        2.2       2.0       1.6
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Community Care of America                   7.3%          3.9          79.5%      90.0%         NA         NM        NM       0.4
------------------------------------------------------------------------------------------------------------------------------------




(1) Manor Care and Health Care Retirement utilize Gross Interest Expense for the coverage calculations. All others utilize Net Interest Expense.

--------------------------------------------------------------------------------

                        Precedent Transactions Analysis

--------------------------------------------------------------------------------

====================================================================================================================================
                                                                                                                     Project Florida
====================================================================================================================================
Precedent Transactions Analysis - Long Term Care Industry (figures in thousands, except per share amounts)


                                                                                  Adjusted Transaction Value/     Transaction Value/
                                                Adjusted                          ---------------------------     ------------------
Date of      Acquiror /                       Transaction  Transaction    Equity      LTM             LTM            LTM       LTM
  Ann.               Target                     Value (1)   Value (2)      Value    Revenues        EBITDAR        EBITDA      EBIT
-------- ----------------------------------   -----------  -----------  ----------  --------        -------       --------   -------
06/16/97 Genesis Health Ventures Inc.*        $1,518,759   $1,395,847   $1,036,914     2.3x           12.0x         13.4      17.7
             Multicare Companies
05/08/97 Apollo & Living Centers of America    1,467,826    1,124,596      807,749     1.3             8.6           8.7      12.7
             Living Centers of America
05/08/97 Living Centers ofAmenca                 894,565      568,152      251,152     1.2             7.6           7.4       9.8
             GranCare
05/06/97 Vencor Inc.                             621,052      608,552      655,663     1.4            12.2          12.4      21.1
             Transitional Hospitals Corp.
O2/18/97 Sun Healthcare Group                    353,800      287,700      146,500     1.9            19.7*         13.1      17.5
             Retirement Care Associates
02/17/97 HealthSouth Corp.                     2,338,800    1,669,100      974,000     1.3             8.0           8.4      11.8
             Horizon/CMS Healthcare Group
02/10/97 Vencor, Inc.                            612,181      531,661      370,249     1.7             9.5           9.8      11.9
             TheraTx, Inc.
07/11/96 Genesis Health Ventures, Inc.           223,000      223,000       91,000     1.1             7.4           7.4      10.5
             Geriatric & Medical Co., Inc.
06/18/96 The MulticareCompanies,lnc              100,259      100,259       73,300     1.3             9.6          10.7      12.8
             ADS Group
02/16/96 Mariott International, Inc.             600,487      600,487      313,592     3.4*           13.2          13.2      17.0
             Forum Group, Inc. (3)
01/16/96 The Multicare Companies                 117,228      117,228       74,085     2.6            13.9          13.9      18.2
             Concord Health Group
09/06/95 Manor Care Inc. (4)                          NA       74,300       21,500      NA              NA            NA        NA
             Beverly Enterprises
05/03/95 Grancare                                339,536      203,144      159,902     1.9             9.2          10.1      13.6
             Evergreen Healthcare
04/24/95 Vencor                                2,270,124    1,766,860    1,320,086     1.3             8.6           8.8      12.6
             Hillhaven (5)
03/23/95 Living Centers of America               280,916      236,692      181,629     1.3             9.4           9.7      12.6
             Brian Care Centers
02/28/95 Hillhaven(6)                            226,912      170,232      128,150     1.9             9.0           9.4      11.2
             Nationwide Care

01/09/95 Mariner Health Care                    $165,512     $141,512     $105,512      NA              NA            NA        NA
             Convalescent Services, Inc.


                                                                          Premium
                                                                          1-day
                                                        Equity Value /   prior to     Premium
                                                -----------------------  announce-   4 weeks
Date of      Acquiror /                            LTM                     ment      prior to
  Ann.               Target                     Net Income   Book Value    date     ann.  date
-------- -----------------------------------    ----------   ----------  --------   ----------
06/16/97 Genesis Health Ventures Inc.*              23.3x        4.6        9.3%       34.9%
             Multicare Companies
05/08/97 Apollo & Living Centers of America         18.1         2.4       17.8%       41.5%
             Living Centers of America
05/08/97 Living Centers of America                  13.0         1.8       29.0%       21.2%
             GranCare
05/06/97 Vencor Inc                                 35.3         1.8       60.0%       85.5%
             Transitional Hospitals Corp.
O2/18/97 Sun Healthcare Group                       54.3*        3.5       28.9%       30.8%
             Retirement Care Associates
02/17/97 HealthSouth Corp.                          20.2         1.5       27.6%       36.1%
             Horizon/CMS Healthcare Group
02/10/97 Vencor, Inc.                               18.7         2.3       30.3%       59.1%
             TheraTx, Inc.
07/11/96 Genesis Health Ventures, Inc.              19.2         0.5       43.8%      100.0%
             Geriatric & Medical Co., Inc.
06/18/96 The Multicare Companies, Inc               21.5         5.8         NA          NA
             ADS Group
02/16/96 Mariott International, Inc.                57.0*        3.8        4.0%       44.4%
             Forum Group, Inc. (3)
01/16/96 The Multicare Companies                    30.1         0.2       25.1%       58.9%
             Concord Health Group
09/06/95 Manor Care Inc. (4)                          NA          NA         NA          NA
             Beverly Enterprises
05/03/95 Grancare                                   19.1         2.8       -1.9%        3.0%
             Evergreen Healthcare
04/24/95 Vencor                                     16.9         3.2       31.6%       21.6%
             Hillhaven (5)
03/23/95 Living Centers of America                  22.6         8.3         NA          NA
             Brian Care Centers
02/28/95 Hillhaven(6)                               23.5        19.4         NA          NA
             Nationwide Care
01/09/95 Mariner Health Care                          NA          NA         NA          NA
              Convalescent Services, Inc.

====================================================================================================================================
                                                                                                                     Project Florida
====================================================================================================================================
Precedent Transactions Analysis - Long Term Care Industry (figures in thousands, except per share amounts)


                                                                                  Adjusted Transaction Value/     Transaction Value/
                                                Adjusted                          ---------------------------     ------------------
Date of      Acquiror /                       Transaction  Transaction    Equity      LTM              LTM           LTM       LTM
  Ann.               Target                     Value (1)   Value (2)      Value    Revenues         EBITDAR       EBITDA      EBIT
-------- ----------------------------------   -----------  -----------  ----------  --------         -------      --------   -------
07/29/95 Horizon Healthcare                      120,037      119,517       66,506     2.4x             9.3x         9.3x     11.0x
              PeopleCARE HERITAGE
05/06/94 TheraTX                                  95,607       93,119       38,787     1.5              9.8         13.8      21.9
              PersonaCare
03/07/94 Regency Health Services                 232,135      176,439      146,684     1.2             10.2         11.2      16.6
              Care Enterprises
02/01/94 The Multicare Companies                  61,941       56,417       28,223     2.2              6.0*         5.9*      6.8*
              Providence Health Care
06/01/94 Mariner Health Group                    112,701      110,437       85,000     1.4              10.0        10.0      13.0
              Pinnacle Care
01/04/94 Sun Healthcare                          805,507      472,635      331,329     2.0              10.0        12.3      15.2
              Mediplex
10/27/93 Integrated Health Services              199,992      186,792       86,000     1.3               NA           NA        NA
              Central Park Lodges
09/20/93 Genesis Health                          266,960      205,000      153,114     1.9              9.5          9.6      13.2
              Meridian
08/02/93 Horizon Healthcare                      193,155       93,571       47,669     1.1              9.8         13.0        NA
              Greenery Rehabilitation
07/27/93 Living Centers of America                68,813       64,388       44,136     1.1              7.2*         7.1*      9.0*
              Vari-Care
              ----------------------------------------------------------------------------------------------------------------------
              Median:                                                                  1.4x             9.4x         9.7x     12.6x
              Mean:                                                                    1.6              9.7         10.1      13.5
              Max:                                                                     2.6             19.7         13.9      21.9
              Min:                                                                     1.1              7.4          7.4       9.8
              ======================================================================================================================

                                                                          Premium
                                                                          1-day
                                                        Equity Value /   prior to     Premium
                                                -----------------------  announce-   4 weeks
Date of      Acquiror /                            LTM                     ment      prior to
  Ann.               Target                     Net Income   Book Value    date     ann.  date
-------- -----------------------------------    ----------   ----------  --------   ----------
07/29/95 Horizon Healthcare                         10.7x*       5.8         NA          NA
              PeopleCARE HERITAGE
05/06/94 TheraTX                                      NA         1.7         NA          NA
              PersonaCare
03/07/94 Regency Health Services                    29.1         5.8       40.5%       49.3%
              Care Enterprises
02/01/94 The Multicare Companies                      NA         2.4      122.2%      130.8%
              Providence Health Care
06/01/94 Mariner Health Group                       23.5         3.5         NA          NA
              Pinnacle Care
01/04/94 Sun Healthcare                             18.0         1.5       14.1%       20.8%
              Mediplex
10/27/93 Integrated Health Services                   NA         1.4         NA          NA
              Central Park Lodges
09/20/93 Genesis Health                             17.2          NA         NA          NA
              Meridian
08/02/93 Horizon Healthcare                           NA         1.7       52.6%       52.6%
              Greenery Rehabilitation
07/27/93 Living Centers of America                  13.7         3.3       39.1%       18.5%
              Vari-Care
              ----------------------------------------------------------------------------------
              Median:                               18.7x        2.4       25.1%       21.2%
              Mean:                                 22.3         3.7       37.4%       48.7%
              Max:                                  54.3        19.4      122.2%      130.8%
              Min:                                  13.0         1.4       -1.9%        0.0%
              ==================================================================================

----------

1) Adjusted Transaction value is equal to the equity value of the transaction plus debt, minus cash, plus capitalized rents at 12.5%.

2) Total Transaction value is equal to the equity value of the transaction plus debt minus cash.

3) Forum Group's Revenues, EBITDAR, EBITDA and EBIT numbers are adjusted for amounts attributable to minority interest.

4) Manor Care acquired six retirement facilities and five associated skilled nursing centers from Beverly Enterprises.

5)   Hillhaven  numbers,  including  shares  outstanding,   are  pro  forma  for
     acquisition of Nationwide Care.

6) Hillhaven stock price calculated for pooling exchange ratio is $27.50 @ 03/16/95 to exclude impact of Vencor announcement.

*    Denotes outlier which is excluded from summary calculations.

--------------------------------------------------------------------------------

                             Ownership Information

--------------------------------------------------------------------------------

================================================================================
CONFIDENTIAL                                                     PROJECT FLORIDA
================================================================================
Ownership Summary

5% Owners and Other Insiders:
 Robert N. Elkins                                         1,772.2          21.7%
 Desai Capital Management                                 1,331.8          16.3%
 Price T. Rowe Associates                                 1,111.8          13.6%
 Integrated Health Services                                 752.2           9.2%
 Putnam Investment Management                               524.7           6.4%
 Other Insiders                                             171.9           2.1%
                                                          -------       -------
Total 5% Owners and Other Insiders                        5,664.6          69.2%

Institutions:
 Liberty Investment Management                              227.5           2.8%
 Barclays Bank PLC                                          119.6           1.5%
 Massachusetts Financial Services                           100.0           1.2%
 AWM Investment Company                                      48.1           0.6%
 Fund Asset Management Inc.                                  35.0           0.4%
 Travelers Inc.                                               5.5           0.1%
 ANB Investment Management                                    4.3           0.1%
 Guaranty Trust Co.                                           2.0           0.0%
                                                          -------       -------
Total Institutions                                          542.0           6.6%

Total Retail:                                             1,391.2          17.0%
                                                          -------       -------
                                                                            0.0%
Total Shares Outstanding April 30, 1997:                  7,597.8          92.8%
                                                          -------       -------
Outstanding Warrants (1):

                                Exercise
                       Shares     Price
                       ------     -----
 Daiwa                  342.4     $2.25                     149.8           1.8%
 IHS Pool 1             794.0     $1.94                     408.9           5.0%
 IHS Pool 2             389.1     $3.84                      15.6           0.2%
 Employee Pool 1        150.7     $3.71                      10.9           0.1%
                                                          -------       -------
 Total Outstanding Warrants                                 585.2           7.2%
                                                          -------       -------
 Total Fully Diluted Shares Outstanding:                  8,183.0         100.0%
                                                          =======       =======

(1)  Treasury method adjustment made using purchase price of $4.00

--------------------------------------------------------------------------------

                     Profile of Integrated Health Services

--------------------------------------------------------------------------------

================================================================================

================================================================================
Integrated Health Services - IHS
Owing Mills, Maryland

--------------------------------------------------------------------------------
                               C0MPANY DESCRIPTION
--------------------------------------------------------------------------------

Integrated Health Services provides a range of post-acute healthcare services using geriatric facilities as platforms to deliver medical and rehabilitative services typically offered in hospital settings. IHS provides subacute care through medical specialty (MSUs), which typically have 20 to 75 beds with physical identities, medical technology and staffs separate from the geriatric care facilities in which they are located. MSUs are designed to provide care similar to, but at per diem treatment costs believed by the company to be generally 30% to 60% below, that in acute care hospitals. Ancillary services include sub-acute care, home care, Alzheimer's care, specialty medical services and pharmacy services.

--------------------------------------------------------------------------------
                                    PAYOR MIX
--------------------------------------------------------------------------------

                    1996            1995             1994            1993
                --------------   -------------   -------------   -----------
Private Pay          41%             45%              44%            55%
Medicare             37%             34%              34%            29%
Medicaid             22%             21%              22%            16%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           FINANCIAL SUMMARY(1)
------------------------------------------------------------------------------------------------------------
Income Statement:                    1995                1996                 LTM              LQ Ann.
                               -----------------   -----------------   ------------------  -----------------
Revenues                            $1,178,888        $1,881,193           $2,014,863         $1,843,772
Revenue Growth                            65.6%             59.6%                  NM                 NM
Gross Profit Margin                       24.6%             17.6%                17.9%              23.5%
EBITDA                                $168,196          $173,692             $196,594           $270,124
EBITDA Margin                             14.3%              9.2%                 9.8%              14.7%
Net Income Before Ext.                 $56,731           $28,869              $32,013            $67,780
Growth(Before Ext.)                       53.9%            -49.1%                  NM                 NM
Net Margin (Before Ext.)                   4.8%              1.5%                 1.6%               3.7%


Balance Sheet:                      Mar-97                                                      Mar-97
                               -----------------                                           -----------------
Cash & Equiv.                          $40,504    Total Debt / Total Cap.                           65.7%
Total Assets                        $2,075,204    Total Debt / Total Equity                        191.4%
Total Debt                          $1,065,011    Total Debt / LTM EBITDA                            5.4x
Total Equity                           556,539    LTM EBITDA / Net Interest                          2.2x
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                 VALUATION(1)
--------------------------------------------------------------------------------------------------------
Share Price                      $38.75                               Cal. EPS          P/E Multiple
                                                                ------------------  -----------------
FD Shares Outs.                  36,897                1996             $2.20              17.6x
FD Market Value              $1,429,770                1997             $2.56              15.1x
                                                       1998             $3.01              12.9x
                                            5-Yr Proj. EPS Growth                          18.0%
                                            1997 P/E Mul / 5 yr Growth Rate                84.1%
Enterprise Value             $2,195,527     Enterprise Value / LTM Revenues                 1.1x
                                            Enterprise Value / LTM EBITDA                  11.2x
                                            Enterprise Value / LTM EBIT                    15.9x
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LTM WEEKLY PRICE / VOLUME GRAPH
--------------------------------------------------------------------------------


                             [PLOT POINTS TO COME]

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                                   RECENT NEWS
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05/23/97  - IHS  announced  that it has  entered  into  an  agreement  to  issue
privately   $450,000,000  aggregate  principal  amount  of  its  9  1/2%  Senior
Subordinated Notes due 2007.

05/19/97 - IHS announced consent expiration on its tender offer for the repurchase of its 10.75% and 9.625% Notes.

05/06/97 - IHS paid Coram Healthcare $21 million in breakup fees after dropping its bid last month.

4/07/97 - IHS dropped its $584 million bid to acquire Coram Healthcare Corp.
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
--------------------------------------------------------------------------------------------------
                 OWNERSHIP SUMMARY(2)                                  KEY HOLDERS
--------------------------------------------------------------------------------------------------
                                            % Total              Holder             % Holdings
                                           -----------      ------------------      ------------
Shares Outstanding               24,882          100.0%     Robert N. Elkins                1.0%
Insiders                            485            1.9%     Timothy Nicholson               0.6%
                           ------------    -----------
    Public Float                 24,397           98.1%     Lawrence P. Cirka               0.2%
Institutional Holding            20,736           83.3%
                           ------------    -----------
Retail Holdings                   3,661           14.7%
--------------------------------------------------------------------------------------------------

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             EXECUTIVE OFFICERS                         OPERATING DATA
--------------------------------------------------------------------------------
Chairman/CEO          Robert N. Elkins          Beds                    15,738
President             Lawrence P. Cirka         Facilities                 174
COO                   C. Christian Winkle       Occupancy(FYE)            90.5%
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(1)  Financial data / shares outstanding reported in thousands.

(2)  Source: CDA Spectrum

                                                                    SMITH BARNEY
                                                                    ------------
                        A Member of TravelersGroup[LOGO]

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